UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2021

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

278 Bay Street, Suite 102
Thunder Bay, ON		P7B 1R8
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2021, Red Metal Resources Ltd. (the "Company") closed its non-brokered private placement (the "Private Placement") of 3,849,668 units (the "Units") at a purchase price of CAD$0.15 per Unit for gross proceeds of CAD$577,450.20. Each Unit is comprised of (i) one common share of the Company (the "Shares"), and (ii) one two-year warrant to purchase one Share (the "Warrants"). The Warrants are exercisable for cash at an exercise price of CAD$0.20, subject to adjustments as provided under the terms of the Warrants.

A director of the Company purchased 233,334 Units in the Private Placement for gross proceeds of $35,000.10. Such Units were purchased on the same terms and conditions as the purchase of the Units by other subscribers in the Private Placement.

A total of 3,849,668 Shares were issued and the total number of Shares issuable upon exercise of the Warrants is 3,849,668 in the aggregate.

In connection with the Private Placement, the Company paid cash commissions aggregating CAD$22,396.50 and issued 149,310 Warrants to registered broker-dealers. The Warrants are subject to the same terms and conditions as the Warrants purchased by other subscribers in the Private Placement.

None of the Units, Shares, Warrants nor the Shares issuable upon exercise thereof, has been registered under the Securities Act of 1933 and none may be offered or sold absent registration or an applicable exemption from registration. The Company does not plan to register the Units, Shares, Warrants or Shares issuable upon exercise thereof. Neither this Current Report on Form 8-K, nor the exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The Company intends to use the net proceeds from the Private Placement, including any proceeds resulting from a cash exercise of the Warrants, to advance the Company's flagship Carrizal copper-gold-cobalt property in Atacama, Chile, and general working capital purposes.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The above-described sale and issuance of the Units, Shares, and Warrants (and the issuance of Shares upon exercise thereof) have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S, as the case may be, as transactions by an issuer not involving a public offering, in which the subscribers are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with an distribution thereof. The Company relied on this exemption from registration based in part on representations made by the subscribers.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 19, 2021, the Company issued a news release announcing the completion of the above-described Private Placement. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

99.1	News Release dated May 19, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: May 20, 2021	By: /s/ Caitlin Jeffs
Caitlin Jeffs
CEO and President